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                      EXISTING LIEN INTERCREDITOR AGREEMENT




                            Dated as of July 9, 1999


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                       LASALLE BANK NATIONAL ASSOCIATION,

                                  BANK UNITED,

                            THE ROSLYN SAVINGS BANK,

                            THE CHASE MANHATTAN BANK,
                                   as Trustee,

                              AMERICAN TISSUE INC.

                                       and

                     THE SUBSIDIARY GUARANTORS PARTY HERETO

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                                     TABLE OF CONTENTS

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RECITALS..................................................................................1

AGREEMENT.................................................................................2

ARTICLE I.     DEFINITIONS................................................................3

    Section 1.1.  Definitions.............................................................3
    Section 1.2.  Interpretation.........................................................14
    Section 1.3.  Resolution of Drafting Ambiguities.....................................14

ARTICLE II.    INTERCREDITOR PROVISIONS..................................................14

    Section 2.1.  Acknowledgment and Consent; Lien Priorities............................14
                  (a)    Acknowledgment and Consent......................................15
                  (b)    Lien Priorities.................................................15
    Section 2.2.  Distribution of Proceeds of Collateral.................................17
    Section 2.3.  Enforcement Actions....................................................18
    Section 2.4.  Accountings............................................................19
    Section 2.5.  Notices of Default.....................................................20
    Section 2.6.  Agent for Perfection...................................................20
    Section 2.7.  Action upon Repayment or Other Satisfaction of any of the
                    Secured Obligations..................................................20
    Section 2.8.  Insurance..............................................................20
    Section 2.9.  UCC Notices............................................................21
    Section 2.10. Rights of Secured Parties Upon an Event of Default.....................21
    Section 2.11. Permitted ARL Refinancing..............................................21
    Section 2.12. Roslyn Foreclosure.....................................................21
    Section 2.13. Existing Mortgage Lender Rights........................................21
    Section 2.14. Regarding Trustee......................................................22

ARTICLE III.   MISCELLANEOUS.............................................................22

    Section 3.1.  Notices................................................................22
    Section 3.2.  Contesting Liens.......................................................24
    Section 3.3.  Binding Agreement; Assignment; Obligations Several.....................24
    Section 3.4.  No Additional Rights for Pledgors Hereunder............................25
    Section 3.5.  Independent Credit Investigations......................................25
    Section 3.6.  Limitation of Liability................................................25
    Section 3.7.  Amendments to Financing Arrangements or to this Agreement..............25
    Section 3.8.  Marshalling of Assets..................................................26
    Section 3.9.  GOVERNING LAW..........................................................26
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    Section 3.10. WAIVER OF JURY TRIAL...................................................26
    Section 3.11. Information............................................................26
    Section 3.12. Insolvency.............................................................26
    Section 3.13. Inconsistent Provisions................................................27
    Section 3.14. Severability...........................................................27
    Section 3.15. Headings...............................................................27
    Section 3.16. Counterparts...........................................................27
    Section 3.17. Authority..............................................................27
    Section 3.18. Execution by Pledgors..................................................27
    Section 3.19. Covenants to Run with the Real Property................................28
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                      EXISTING LIEN INTERCREDITOR AGREEMENT

         EXISTING LIEN INTERCREDITOR AGREEMENT, dated as of July 9, 1999
(the "Agreement"), by and among AMERICAN TISSUE INC., a Delaware corporation having an address at 135 Engineers Road, Hauppauge, New York 11788 (together with its successors and assigns, the "Company"), each other company listed on the signature pages hereto or from time to time party hereto by execution of a joinder agreement (collectively, the "Subsidiary Guarantors"; together with the Company, the "Pledgors"), LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as agent for itself and each other lender from time to time a party to the LaSalle Agreement (as hereinafter defined) having an address at 135 South LaSalle Street, Chicago, Illinois 60603 (together with its successors and assigns, "LaSalle"), BANK UNITED, a federal savings bank having an address at 3200 Southwest Freeway, Houston, Texas 77027 (together with its successors and assigns, "Bank United"), THE ROSLYN SAVINGS BANK, a New York banking corporation having an address at 1400 Old Northern Boulevard, Roslyn, New York 11576 (together with its successors and assigns, "Roslyn"; together with Bank United, the "Existing Mortgage Lenders"), those parties who in the future become ARL Refinancing Lenders (as hereinafter defined), such other parties as may from time to time became party hereto by execution of a Joinder Agreement (as hereinafter defined) and THE CHASE MANHATTAN BANK, a New York banking corporation having an address at 450 West 33rd Street, New York, New York 10001, solely as trustee (together with any successors or assigns in such capacity, the "Trustee") for the holders (collectively, the "Noteholders") from time to time of the Notes (as hereinafter defined) of the Company issued pursuant to the Indenture (as hereinafter defined).

                                R E C I T A L S :

     A. Contemporaneously with the execution and delivery of this Agreement, the Pledgors and the Trustee have entered into a certain indenture, dated as of July 9, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Company has issued its senior secured notes due July 15, 2006 (the "Senior Secured Notes") in the aggregate principal amount of $165,000,000. It is contemplated that the Company may, after the date hereof, issue exchange notes pursuant to the Indenture ("Exchange Notes"; together with the Senior Secured Notes, the "Notes").

     B. Contemporaneously with the execution of this Agreement, the Pledgors and the Trustee are executing and delivering the Noteholder Collateral Documents (as hereinafter defined) pursuant to which the Pledgors are granting a lien in and security interest on the Collateral (as hereinafter defined) in favor of the Trustee for its benefit and for the benefit of the holders of the Notes with the priority set forth herein.

     C. As of the date hereof, the following Subsidiary Guarantors have entered into the following mortgage financing arrangements: (i) on June 21, 1998 each of Coram Realty LLC ("Coram LLC"), Engineers Road, LLC ("Engineers LLC"), Huntington LLC ("Huntington LLC") and Gilpin Realty Corp. ("Gilpin Corp.") executed a consolidated mortgage note in the amount of

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                                      -2-

$14,325,000 in favor of Roslyn (the "Rosyln Note"), which is secured by a consolidated mortgage of even date therewith (the "Rosyln Mortgage") encumbering the Roslyn Collateral (as hereinafter defined), (ii) on December 24, 1997 Saratoga Realty LLC ("Saratoga LLC") executed a consolidated mortgage note in the amount of $2,850,000 in favor of Bank United (the "Saratoga Note"), which is secured by a consolidated mortgage of even date therewith (the "Saratoga Mortgage") encumbering the Saratoga Collateral (as hereinafter defined), (iii) on October 15, 1997 Grand LLC ("Grand LLC") executed a consolidated mortgage note in the amount of $6,500,000 in favor of Bank United (the "Grand Note"), which is secured by a consolidated mortgage of even date therewith (the "Grand Mortgage") encumbering the Grand Collateral (as hereinafter defined), (iv) on April 15, 1999 Calexico Tissue Company LLC ("Calexico LLC") executed a mortgage note in the amount of $4,000,000 in favor of Bank United (the "Calexico Parcel Six Note"), which is secured by a deed of trust of even date therewith (the "Calexico Parcel Six Deed of Trust") encumbering the Calexico Parcel Six Collateral (as hereinafter defined) and (v) on April 1, 1997 (A) Calexico LLC and CRA (as hereinafter defined) executed a loan agreement (the "CRA Loan Agreement"), (B) Calexico LLC executed in favor of CRA an agency loan promissory note in the amount of $166,000 (the "CRA Agency Note"), which is secured by an agency loan deed of trust (the "CRA Agency Deed of Trust") encumbering the Calexico Parcel Six Collateral and (C) Calexico LLC executed in favor of CRA a reimbursement promissory note in the amount of $284,000 (the "CRA Reimbursement Note"; together with the CRA Agency Note, the "CRA Notes"), which is secured by a reimbursement deed of trust (the "CRA Reimbursement Deed of Trust"; together with the CRA Agency Deed of Trust, the "CRA Deeds of Trust") encumbering the Calexico Parcel Six Collateral.

     D. Pursuant to that certain amended and restated loan and security agreement, dated as of July 9, 1999, among certain of the Pledgors, LaSalle and the other lenders from time to time a party thereto (as amended, amended and restated, supplemented or otherwise modified from time to time, the "LaSalle Agreement"), LaSalle has agreed to make certain loans and advances from time to time to or for the account of the Pledgors, which loans and advances are secured by a lien and security interest in the Collateral in favor of LaSalle with the priority set forth herein.

     E. The Trustee, LaSalle and each Existing Mortgage Lender desire to enter into this Agreement to reflect the relative priorities of their respective security interests in and liens on the Collateral in which each such party has an interest and certain other rights, priorities and interests under the Indenture, the Noteholder Collateral Documents (as hereinafter defined), the Existing Mortgage Documents (as hereinafter defined), the LaSalle Agreement, the LaSalle Collateral Documents (as hereinafter defined), the ARL Refinancing Agreement (as hereinafter defined) and the ARL Refinancing Collateral Documents (as hereinafter defined).

                               A G R E E M E N T:

     In consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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                                      -3-


                             ARTICLE I. DEFINITIONS


     Section 1.1. Definitions. As used in this agreement, the following terms shall have the meanings specified below:

     "Accounts" shall mean, collectively, with respect to each Pledgor, all "accounts" (as such term is defined in the UCC).

     "Acquisition Document Rights" shall mean, with respect to each Pledgor, collectively, all of such Pledgor's presently existing or hereafter arising rights, title and interest in, to and under the Acquisition Documents, including, without limitation, (i) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of the Acquisition Documents, (ii) all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for monetary damages under or in respect of the agreements, documents and instruments referred to in the Acquisition Documents or related thereto and (iii) all proceeds, collections, recoveries and rights of subrogation relating to the foregoing.

     "Acquisition Documents" shall have the meaning assigned to such term in the Noteholder Security Agreement as such term is defined on the date hereof.

     "Agreement" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "ARL Refinancing Agreement" shall mean the agreement among the ARL Refinancing Lenders and the Pledgors governing any ARL Refinancing Indebtedness.

     "ARL Refinancing Collateral" shall mean any and all of the LaSalle Collateral secured by the ARL Collateral Documents.

     "ARL Refinancing Collateral Documents" shall mean the agreement(s) and instrument(s) evidencing or creating any Lien on all or any portion of the Collateral in favor of any ARL Refinancing Lenders securing the ARL Refinancing Secured Obligations.

     "ARL Refinancing Indebtedness" means the Permitted Refinancing Indebtedness of each Pledgor to the extent the proceeds thereof are used to refinance (whether by amendment, assignment, renewal, extension or refunding) in full all outstanding indebtedness under the LaSalle Agreement; provided, however, that such indebtedness shall be secured by Liens solely on the LaSalle Collateral and shall have the same priority as the Liens in favor of LaSalle contemplated herein.

     "ARL Refinancing Lenders" means, collectively, each of the persons, and any duly authorized agent or representative of such persons, that hold the ARL Refinancing Indebtedness.

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                                      -4-



     "ARL Refinancing Secured Obligations" shall mean, collectively, any and all obligations of any kind whatsoever of Pledgor set forth in the ARL Refinancing Agreement and the ARL Collateral Documents, including, without limitation, all sums loaned, advanced to or for the benefit of such Pledgor at any time, any interest thereon, any future advances, any costs of collection or enforcement, reasonable attorneys' and paralegals' costs and fees and any prepayment fees with respect thereto.

     "Bank United" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "Bank United Collateral" shall mean, collectively, whether now owned or hereafter acquired, (i) the Bank United Property and the Existing Mortgage Equipment located at the Bank United Property, (ii) the Existing Mortgage UCC Documents to the extent relating thereto, (iii) the Existing Mortgage Intangibles to the extent relating thereto and (iv) any and all Proceeds of any of the foregoing.

     "Bank United Property" shall mean, collectively, the Grand Property and the Saratoga Property.

     "Bank United Secured Obligations" shall mean all obligations of any kind of any Pledgor set forth in the Saratoga Documents and the Grand Documents, including, without limitation, all sums loaned, advanced to or for the benefit of such Pledgor at any time, any interest thereon, any future advances, any costs of collection or enforcement, reasonable attorneys' and paralegals' costs and fees and any prepayment fees with respect thereto.

     "Berlin-Gorham Property" shall mean the Real Property commonly known as 650 Main Street, Berlin & Gorham, New Hampshire, as more particularly described on Schedule A annexed hereto.

     "Calexico Documents" shall mean, collectively, (i) the Calexico Parcel Six Note and any other agreement or instrument governing the obligations of Calexico LLC to Bank United, (ii) the Calexico Parcel Six Deed of Trust and (iii) all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating any security interest in favor of Bank United in the Calexico Parcel Six Collateral, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the terms of this Agreement.

     "Calexico LLC" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Calexico Parcel Six Collateral" shall mean, collectively, (i) the Calexico Parcel Six Property and the Existing Mortgage Equipment located at such Calexico Parcel Six Property, (ii) the Existing Mortgage UCC Documents to the extent relating thereto, (iii) the Existing Mortgage Intangibles to the extent relating thereto and (iv) any and all Proceeds of any of the foregoing.


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                                      -5-


     "Calexico Parcel Six Property" shall mean that portion of the Calexico Property known as Parcel 6 of the Kloke Tract. "Calexico Property" shall mean the Real Property located at 2361 Portico Boulevard, also known as Parcels 5 & 6 of the Kloke Tract, Calexico, California, as more particularly described on Schedule L annexed hereto.

     "Cash" shall mean, collectively, with respect to each Pledgor, the cash, deposit accounts and collection accounts of such Pledgor wherever located, other than the Collateral Account and Collateral Account Funds.

     "Cash Equivalents" shall have the meaning assigned to such term in the Indenture as such term is defined on the date hereof.

     "Chattel Paper" shall mean, collectively, with respect to each Pledgor, all "chattel paper," as such term is defined in the UCC.

     "Collateral" shall mean, collectively, the Noteholder Collateral, the Existing Mortgage Collateral, the LaSalle Collateral and the ARL Refinancing Collateral, if any.

     "Collateral Account" shall have the meaning assigned to such term in the Indenture as such term is defined on the date hereof.

     "Collateral Account Funds" shall mean, collectively, (i) all funds from time to time on deposit in the Collateral Account, (ii) all investments (including, without limitation, Cash Equivalents) and all certificates and instruments from time to time representing or evidencing such investments, (iii) all notes, certificates of deposit, checks and other instruments from time to time hereafter delivered to or otherwise possessed by the Trustee for or on behalf of any Pledgor in substitution for, or in addition to, any or all of the Noteholder Collateral and (iv) all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the items constituting Noteholder Collateral.

     "Collateral Documents" shall mean, collectively, the Noteholder Collateral Documents, the Existing Mortgage Documents, the LaSalle Collateral Documents and the ARL Collateral Documents, if any.

     "Company" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "Coram LLC" shall have the meaning assigned to such term in Recital C of this Agreement.

     "CRA" shall mean the Community Redevelopment Agency of the City of Calexico, a public body, corporate and politic, organized and existing under laws of the State of California having an address at 608 Heber Avenue, Calexico, California 92231, together with its successors and assigns.

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                                      -6-


     "CRA Agency Deed of Trust" shall have the meaning assigned to such term in Recital C of this Agreement.

     "CRA Agency Note" shall have the meaning assigned to such term in Recital C of this Agreement.

     "CRA Deeds of Trust" shall have the meaning assigned to such term in Recital C of this Agreement.

     "CRA Loan Agreement" shall have the meaning assigned to such term in Recital C of this Agreement.

     "CRA Notes" shall have the meaning assigned to such term in Recital C of this Agreement.

     "CRA Reimbursement Deed of Trust" shall have the meaning assigned to such term in Recital C of this Agreement.

     "CRA Reimbursement Note" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Debt Instruments" shall mean, collectively, the Indenture, the Notes, the Noteholder Collateral Documents, the Existing Mortgage Documents, the LaSalle Agreement, the LaSalle Collateral Documents, any ARL Refinancing Agreement, any ARL Refinancing Collateral Documents.

     "Distributions" shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities.

     "Enforcement" shall mean, collectively or individually, for any Secured Party, to make demand for payment or accelerate the indebtedness of any Pledgor (other than any acceleration which may occur automatically upon the filing of a bankruptcy petition by the Pledgors) held by such Secured Party, repossess any Collateral or commence the judicial or other enforcement of any of the rights and remedies of any such Secured Party under the applicable Debt Instrument or any related mortgages, guaranties or agreements or under applicable law.

     "Enforcement Notice" shall mean a written notice delivered, at a time when an Event of Default has occurred and is continuing, by either the Trustee, the applicable Existing Mortgage Lender or LaSalle to the other Secured Parties announcing that it has commenced Enforcement with respect to any of its rights and remedies and that an Enforcement Period has commenced, specifying the relevant Event of Default, stating the current amount then outstanding of the Noteholder Secured Obligations, applicable Existing Mortgage Secured Obligations or LaSalle Secured Obligations, as

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                                      -7-



applicable, and requesting a statement for the current amount then outstanding from the others' secured obligations.

     "Enforcement Period" shall mean the period of time following the giving by a Secured Party of an Enforcement Notice to the other Secured Parties until (i) the final payment or satisfaction in full of the Noteholder Secured Obligations or the LaSalle Secured Obligations and any then outstanding Existing Mortgage Secured Obligations or (ii) the Trustee, any then outstanding Existing Mortgage Lender and LaSalle agree in writing to terminate the Enforcement Period.

     "Engineers LLC" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Equipment" shall mean, collectively, with respect to each Pledgor, all "equipment" (as such term is defined in the UCC) and all other machinery, apparatus, equipment, office machinery, electronic data-processing equipment, computers and computer hardware and software (whether owned or licensed), furniture, conveyors, tools, materials, storage and handling equipment, automotive equipment, motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership, and all other equipment of every kind and nature owned by such Pledgor or in which such Pledgor may have any interest (to the extent of such interest) and all modifications, renewals, improvements, alterations, repairs, substitutions, attachments, additions, accessions and other property now or hereafter affixed thereto or used in connection therewith, all replacements and all parts therefor and together with all substitutes for any of the foregoing.

     "Event of Default" shall have the meaning assigned to such term in the Indenture, the LaSalle Agreement or any of the Existing Mortgage Documents, as the case may be.

     "Existing Mortgage Collateral" shall mean, collectively, the Bank United Collateral and the Roslyn Collateral.

     "Existing Mortgage Documents" shall mean, collectively, the Roslyn Documents, the Saratoga Documents and the Grand Documents.

     "Existing Mortgage Equipment" shall mean the Equipment encumbered by the Existing Mortgage Documents.

     "Existing Mortgage Intangibles" shall mean, collectively, with respect to each Pledgor, all "general intangibles" (as such term is defined in the UCC) of such Pledgor relating to any of the Existing Mortgage Collateral.

     "Existing Mortgage Lenders" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "Existing Mortgage Secured Obligations" shall mean, collectively, the Bank United Secured Obligations and the Roslyn Secured Obligations.

     "Existing Mortgage UCC Documents" shall mean, collectively, with respect to each Pledgor, all "documents" (as such term is defined in the UCC) of such Pledgor relating to any of the Existing Mortgage Collateral, and in any event shall include, without limitation, all receipts of such Pledgor covering, evidencing or representing Existing Mortgage Equipment.

     "Gilpin Corp." shall have the meaning assigned to such term in Recital C of this Agreement.

     "Governmental Authority" shall mean any Federal, state, local, foreign or other governmental or administrative (including self-regulatory) body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute-resolving body including, without limitation, those governing the regulation and protection of the environment.

     "Grand Documents" shall mean, collectively, (i) the Grand Note and any other agreement or instrument governing the obligations of Grand LLC to Bank United, (ii) the Grand Mortgage and (iii) all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating any security interest in favor of Bank United in that portion of the Bank United Property pledged to Bank United by Grand, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the terms of this Agreement.

     "Grand LLC" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Grand Mortgage" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Grand Note" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Grand Property" shall mean the Real Property located at Route 4 and Bell's Lane, Waterford, New York, as more particularly described on Schedule C annexed hereto.

     "Greenwich LLC" shall mean American Tissue Mills of Greenwich LLC.

     "Greenwich Property" shall mean the Real Property located at Mill Road, Greenwich, New York, as more particularly described on Schedule D annexed hereto.

     "Guarantees" shall have the meaning assigned to such term in the Indenture as such term is defined on the date hereof.

     "Halfmoon Property" shall mean the Real Property located at 418 and 420 Hudson River Road, Halfmoon, New York, as more particularly described on Schedule E annexed hereto.

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                                      -9-


     "Huntington Collateral" shall mean, collectively, (i) the Real Property located at 8 Arnold Drive, Huntington, New York, (ii) the equipment encumbered by the Roslyn Documents which is located at such property, (iii) certain documents (as defined in the UCC) encumbered by the Roslyn Documents to the extent relating to such property, (iv) certain general intangibles (as defined in the UCC) encumbered by the Roslyn Documents to the extent relating to such property and (v) any and all Proceeds of any of the foregoing.

     "Huntington LLC" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Indenture" shall have the meaning assigned to such term in Recital A of this Agreement.

     "Instruments" shall mean, collectively, with respect to each Pledgor, all "instruments" (as such term is defined in the UCC) of any Pledgor.

     "Intellectual Property Collateral" shall have the meaning assigned to such term in the Noteholder Security Agreement as such term is defined on the date hereof.

     "Inventory" shall mean, collectively, with respect to each Pledgor, all "inventory" (as such term is defined in the UCC) of such Pledgor wherever located and of every class, kind and description.

     "Joinder Agreement" shall mean those certain joinder agreements and amendment to existing lien intercreditor agreements attached hereto as Exhibit B and Exhibit C.

     "LaSalle" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "LaSalle Agreement" shall have the meaning assigned to such term in Recital D of this Agreement.

     "LaSalle Collateral" shall mean, collectively, whether now owned or hereafter acquired, (i) the Accounts, (ii) the Inventory, (iii) the LaSalle Intangibles, (iv) the LaSalle UCC Documents, (v) the Instruments (vi) the Chattel Paper, (vii) the letters of credit of which any Pledgor is the beneficiary, (viii) Proceeds of business interruption insurance with respect to each Pledgor, (ix) the Acquisition Documents Rights relating to any LaSalle Collateral acquired pursuant to the Acquisition Documents, (x) the Cash, (xi) the books and records of each Pledgor relating to the LaSalle Collateral and
(xii) any and all Proceeds of any of the foregoing.

     "LaSalle Collateral Documents" shall mean, collectively, (i) the LaSalle Agreement and (ii) all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating any security interest in favor of LaSalle in all or any portion of the Collateral, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the terms of this Agreement.

     "LaSalle Intangibles" shall mean "Secondary Intangibles" as such term is defined in the Noteholders Security Agreement as such term is defined on the date hereof.

     "LaSalle Secured Obligations" shall mean all obligations of any kind whatsoever of any Pledgor set forth in the LaSalle Agreement and the LaSalle Collateral Documents, including, without limitation, all sums loaned, advanced to or for the benefit of such Pledgor at any time, any interest thereon, any future advances, any costs of collection or enforcement, reasonable attorneys' and paralegals' costs and fees and any prepayment fees with respect thereto.

     "LaSalle UCC Documents" shall mean, collectively, with respect to each Pledgor, all "documents" (as such term is defined in the UCC) of such Pledgor, relating to any of the LaSalle Collateral, and in any event, shall include, without limitation, all receipts of such Pledgor covering, evidencing or representing Inventory.

     "Lien" shall have the meaning assigned to such term in the Indenture as such term is defined on the date hereof.

     "Mechanicville Property" shall mean the Real Property located at 510 South Main Street, Mechanicville, New York, as more particularly described on Schedule F annexed hereto.

     "Miscellaneous Collateral" shall have the meaning assigned to such term in the Noteholder Security Agreement.

     "Neenah LLC" shall mean American Tissue Mills of Neenah LLC.

     "Neenah Property" shall mean the Real Property located at 249 North Lake Street, Neenah, Wisconsin, as more particularly described on Schedule G annexed hereto.

     "New Hampshire, Inc." shall mean American Tissue Mills of New Hampshire,
Inc.

     "New York, Inc." shall mean American Tissue Mills of New York, Inc.

     "Noteholder Collateral" shall mean, collectively, whether now owned or hereafter acquired, (i) the Noteholder Property, (ii) the Noteholder Equipment,
(iii) the Noteholder Intangibles, (iv) the Pledged Securities, (v) the Distributions, (vi) the Intellectual Property Collateral, (vii) the Noteholder UCC Documents, (viii) the Acquisition Document Rights (other than the Acquisition Documents Rights constituting a portion of the LaSalle Collateral),
(ix) the Collateral Account and the Collateral Account Funds, (x) the Miscellaneous Collateral and (xi) any and all Proceeds of any of the foregoing.

     "Noteholder Collateral Documents" shall mean, collectively, (i) the Noteholder Security Agreement, (ii) the Noteholder Mortgages and (iii) all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating any security interest in favor of the Trustee in all or any portion of the Collateral, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms.

     "Noteholder Equipment" shall mean any and all Equipment now owned or hereafter acquired by any Pledgor, excluding the Existing Mortgage Equipment.

     "Noteholder Intangibles" shall mean, all "Primary Intangibles" as such term is defined in the Noteholder Security Agreement as such term is defined on the date hereof.

     "Noteholder Mortgages" shall mean any mortgage or deed of trust, as applicable, dated as of the date hereof (i) executed by Pulp of America LLC, Paper of America LLC, Landfill of America LLC, Crown Vantage-New Hampshire Electric, Inc. and Berlin Mills Railway, Inc. in favor of the Trustee in respect of the Berlin-Gorham Property, (ii) executed by New Hampshire, Inc. in favor of the Trustee in respect of the Winchester Property, (iii) executed by Greenwich LLC in favor of the Trustee, in respect of the Greenwich Property, (iv) New York, Inc. in favor of the Trustee in respect of the Mechanicville Property, (v) executed by Wisconsin, Inc. in favor of the Trustee in respect of the Tomahawk Property and (vi) executed by Neenah LLC in favor of the Trustee in respect of the Neenah Property.

     "Noteholder Property" shall mean, collectively, the Berlin-Gorham Property, the Winchester Property, the Greenwich Property, the Mechanicville Property, the Tomahawk Property and the Neenah Property and all other Real Property excluding any Existing Mortgage Collateral.

     "Noteholder Secured Obligations" shall mean all obligations of any kind whatsoever of each Pledgor in respect of the Notes, the Indenture, the Guarantees and Noteholder Collateral Documents, including, without limitation, all sums loaned, advanced to or for the benefit of such Pledgor at any time, any interest thereon, any future advances, any costs of collection or enforcement, reasonable attorneys' and paralegals' costs and fees and any prepayment fees with respect thereto.

     "Noteholder Security Agreement" shall mean that certain security agreement, dated as of the date hereof, among the Pledgors and Trustee.

     "Noteholder UCC Documents" shall mean, collectively, with respect to each Pledgor, all "documents" (as such term is defined in the UCC) of such Pledgor relating to any of the Noteholder Collateral, and in any event shall include, without limitation, all receipts of such Pledgor covering, evidencing or representing Noteholder Equipment.

     "Noteholders" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "Notes" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "Permitted Refinancing Indebtedness" shall have the meaning assigned to such term in the Indenture.

     "Person" shall have the meaning assigned to such term in the Indenture as such term is defined on the date hereof.

     "Pledged Securities" shall have the meaning assigned to such term in the Noteholder Security Agreement as such term is defined on the date hereof.

     "Pledgors" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "Proceeds" shall mean all "proceeds" (as such term is defined in the UCC) or under other relevant law, and in any event shall include, without limitation, any and all (i) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty, guaranty or claim payable to any Secured Party or to such Pledgor from time to time with respect to any of the Collateral, (ii) payments (in any form whatsoever) made or due and payable to such Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any Person acting on behalf of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of the Collateral, (iv) products of the Collateral and (v) other amounts from time to time paid or payable under or in connection with any of the Collateral.

     "Real Property" means, collectively, whether now owned or hereafter acquired, all estates, rights and interests of the Company and the other applicable Pledgors in any and all real property, including, without limitation, the real property described on Schedules A through K hereof, in each case, together with (i) all appurtenances relating or appertaining thereto, (ii) all existing buildings, structures and other improvements located or erected thereon, (iii) Equipment which is affixed to such real property, or considered a fixture or a part of such real property under applicable law and (iv) all leases, licenses and occupancy and concession agreements in respect of such real property and improvements located thereon and all rents, receipts, fees and other amounts payable thereunder.

     "Roslyn" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "Roslyn Collateral" shall mean, collectively, whether now owned or hereafter acquired, (i) the Roslyn Property and the Existing Mortgage Equipment located at the Roslyn Property, (ii) the Existing Mortgage UCC Documents to the extent relating thereto, (iii) the Existing Mortgage Intangibles to the extent relating thereto and (iv) any and all Proceeds of any of the foregoing.

     "Roslyn Documents" shall mean, collectively, (i) the Roslyn Note and any other agreement or instrument governing the obligations of Coram LLC, Engineers LLC, Huntington LLC and Gilpin Corp. to Roslyn, (ii) the Roslyn Mortgage and
(iii) all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating any security interest in favor of Roslyn in the Roslyn Collateral, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the terms of this Agreement.

     "Roslyn Mortgage" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Roslyn Note" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Roslyn Property" shall mean the Real Property located at (i) 466-468 Mill Road, Coram, New York, (ii) 135 Engineers Road, Hauppauge, New York and (iii) 45 Gilpin Avenue, Hauppauge, New York, as more particularly described on Schedule H annexed hereto.

     "Roslyn Secured Obligations" shall mean all obligations of any kind whatsoever of any Pledgor set forth in the Roslyn Documents, including, without limitation, all sums loaned, advanced to or for the benefit of such Pledgor at any time, any interest thereon, any future advances, any costs of collection or enforcement, reasonable attorneys' and paralegals' costs and fees and any prepayment fees with respect thereto.

     "Saratoga Documents" shall mean, collectively, (i) the Saratoga Note and any other agreement or instrument governing the obligations of Saratoga LLC to Bank United, (ii) the Saratoga Mortgage and (iii) all security agreements, mortgages, deeds of trust, pledges, collateral assignments and other instruments evidencing or creating any security interest in favor of Bank United in that portion of the Bank United Property pledged to Bank United by Saratoga, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with their terms and the terms of this Agreement.

     "Saratoga LLC" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Saratoga Mortgage" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Saratoga Note" shall have the meaning assigned to such term in Recital C of this Agreement.

     "Saratoga Property" shall mean the Real Property located at 3 Duplainville Road, Saratoga, New York, as more particularly described on Schedule I annexed hereto.

     "Secured Obligations" shall mean, collectively, the Noteholder Secured Obligations, the Existing Mortgage Secured Obligations, the LaSalle Secured Obligations and the ARL Refinancing Secured Obligations, if any.

     "Secured Party" shall mean each of the Trustee, any Existing Mortgage Lender, LaSalle or the ARL Refinancing Lenders, as applicable.

     "Subsidiary Guarantors" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "Tomahawk Property" shall mean the Real Property located at 858 Leather Avenue, Tomahawk, Wisconsin, as more particularly described on Schedule J annexed hereto.

     "Trustee" shall have the meaning assigned to such term in the Preamble of this Agreement.

     "UCC" shall mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

     "Winchester Property" shall mean the Real Property located at 116 Lost Road, Winchester, New Hampshire, as more particularly described on Schedule K annexed hereto.

     "Wisconsin, Inc." shall mean American Tissue Mills of Wisconsin, Inc.

     Section 1.2. Interpretation. In this Agreement, unless otherwise specified,
(i) singular words include the plural and plural words include the singular,
(ii) words importing any gender include the other gender, (iii) references to any Person include such Person's successors and assigns and in the case of an individual, the word "successors" includes such Person's heirs, devisees, legatees, executors, administrators and personal representatives, (iv) references to any statute or other law include all applicable rules, regulations and orders adopted or made thereunder and all statutes or other laws amending, consolidating or replacing the statute or law referred to, (v) the words "consent", "approve" and "agree", and derivations thereof or words of similar import, mean the prior written consent, approval or agreement of the Person in question, (vi) the words "include" and "including", and words of similar import, shall be deemed to be followed by the words "without limitation", (vii) the words "hereto", "herein", "hereof" and "hereunder", and words of similar import, refer to this Agreement in its entirety, (viii) references to Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are to the Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses of this Agreement, (ix) the Schedules and Exhibits to this Agreement are incorporated herein by reference, (x) the titles and headings of Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are inserted as a matter of convenience only and shall not affect the constructions of this Agreement, and (xi) all obligations of each Pledgor hereunder shall be satisfied by each Pledgor at each Pledgor's sole cost and expense.

     Section 1.3. Resolution of Drafting Ambiguities. Each party hereto acknowledges that it was represented by counsel in connection with this Agreement, that it and its counsel reviewed and participated in the preparation and negotiation of this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Trustee) shall not be employed in the interpretation of this Agreement.


                      ARTICLE II. INTERCREDITOR PROVISIONS


     Section 2.1. Acknowledgment and Consent; Lien Priorities.

     (a) Acknowledgment and Consent. Each Secured Party hereby acknowledges that it has been granted a Lien upon some or all of the Collateral pursuant to certain of the Collateral Documents in effect on the date hereof, true and complete copies of which have been made available to each Secured Party. Each Secured Party hereby consents to the transaction contemplated by this Agreement, including without limitation, the execution and delivery of the Exhibits attached hereto, the Indenture, the Notes, the Guarantees, the Noteholder Collateral Documents, the LaSalle Agreement and the LaSalle Collateral Documents.

     (b) Lien Priorities. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a Lien in favor of any Secured Party in any of the Collateral, and notwithstanding any provisions of the UCC or any other applicable law or decision or whether any Secured Party holds possession of all or any part of the Collateral, or the granting provisions of any mortgage, security instrument or the provisions of any financing statement or any conflicting terms or conditions which may be contained in any Debt Instrument, each Secured Party hereby acknowledges and agrees to the Liens in favor of the Secured Parties set forth below and the relative priorities thereof in respect of the following categories of Collateral and that upon the sale or other disposition of the following items of Collateral pursuant to any of the Collateral Documents, the proceeds of such sale or disposition shall be delivered or distributed to the Secured Parties to the extent any such Secured Party is secured by such category of Collateral in accordance with the following priorities:

     (i)  with respect to the Noteholder Collateral:

          FIRST: The Trustee, for itself and the Noteholders, with respect to the Noteholder Secured Obligations, until satisfaction in full of all such Noteholder Secured Obligations.

          SECOND: LaSalle, with respect to the LaSalle Secured Obligations, until satisfaction in full of all such LaSalle Secured Obligations.

     (ii) with respect to the Roslyn Collateral:

          FIRST: Roslyn, with respect to the Roslyn Secured Obligations, until satisfaction in full of all such Roslyn Secured Obligations.

          SECOND: The Trustee, for itself and the Noteholders, with respect to the Noteholder Secured Obligations, until satisfaction in full of all such Noteholder Secured Obligations.

          THIRD: LaSalle, with respect to the LaSalle Secured Obligations, until satisfaction of all such LaSalle Secured Obligations.

     (iii) with respect to the Bank United Collateral:

          FIRST: Bank United, with respect to the Bank United Secured Obligations, until satisfaction in full of all such Bank United Secured Obligations.

          SECOND: The Trustee, for itself and the Noteholders, with respect to the Noteholder Secured Obligations, until satisfaction in full of the Noteholder Secured Obligations.

          THIRD: LaSalle, with respect to the LaSalle Secured Obligations, until satisfaction in full of all such LaSalle Secured Obligations.

     (iv) with respect to the LaSalle Collateral:

          FIRST: LaSalle, with respect to the LaSalle Secured Obligations, until satisfaction in full of all such LaSalle Secured Obligations.

          SECOND: The Trustee, for itself and the Noteholders, with respect to the Noteholder Secured Obligations, until satisfaction in full of all such Noteholder Secured Obligations.

     (c) The Lien priorities and provisions provided in Section 2.1(b) shall not be altered or otherwise affected by any amendment, modification or supplement to any Debt Instrument, nor by any action or inaction which any Secured Party may take or fail to take in respect of the Collateral or otherwise.

     (d) Each Secured Party shall be solely responsible for perfecting and maintaining the perfection of its Lien in and to each item constituting the Collateral in which such Secured Party has been granted a Lien pursuant to the Collateral Documents.

     (e) Each Secured Party agrees to execute and deliver to any other Secured Party that makes a request therefor reasonable instruments of further assurance to effect the Lien priorities referred to above and to fully effect the purpose and intent of this Agreement.

     (f) Notwithstanding anything to the contrary contained in any of the Debt Instruments, as among the Secured Parties, the Secured Party who holds the first priority Lien on any Collateral shall have the exclusive right to manage, perform and enforce the terms of the Debt Instruments to which they are a party with respect to all such Collateral, to exercise and enforce all privileges and rights thereunder according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right, as against the other Secured Parties, to take or retake control or possession of such Collateral and to hold, prepare for sale, process, sell, lease, dispose of, or liquidate such Collateral.

     (g) Notwithstanding anything to the contrary contained in any of the Debt Instruments or herein, only the Secured Party who holds the first priority Lien on an item of Collateral shall have the right to restrict or permit, or approve or disapprove, the sale, transfer, lease, liquidation or other disposition of such Collateral. Upon any such sale, transfer, lease, liquidation or other disposition of Collateral, the proceeds therefrom shall be distributed in accordance with the provisions of Section 2.2 hereof. Each other Secured Party shall, immediately upon the request of the Secured Party who holds the first priority Lien on an item of Collateral, release or otherwise terminate its Liens on any or all such Collateral to the extent such Collateral is sold or otherwise disposed of either (i) by the Secured Party holding the first priority Lien on such Collateral or its agents pursuant to the provision of the applicable Debt Instrument or (ii) after an Event of Default under the Debt Instruments to which such Secured Party is a party, by a Pledgor with the consent of such requesting Secured Party; and each other Secured Party shall immediately deliver such release documents as the Secured Party making the release request may require in connection therewith.

     (h) This Agreement shall not in any way limit or impair the right of any Secured Party from (i) commencing, pursuing, discontinuing, settling or compromising any legal action against Pledgors or any of them (A) seeking a money judgment for payments owed under any Debt Instruments held by such Secured Party, whether arising as a result of acceleration of maturity of such Debt Instruments or otherwise, or (B) seeking declaratory or injunctive relief against the Pledgors or any of them; (ii) commencing, pursuing, discontinuing, settling or compromising any petition, action, suit or proceeding, howsoever styled, relating to the Pledgors or any of them or any of the Debt Instruments or holders thereof under any Bankruptcy Law; or (iii) bidding for and purchasing Collateral at any private or judicial foreclosure upon such Collateral initiated by any of the other Secured Parties, as permitted herein.

     Section 2.2. Distribution of Proceeds of Collateral.

     (a) At all times, including, without limitation, during any Enforcement Period, all proceeds of Collateral shall be distributed in accordance with
Section 2.1(b).

     (b) In the event that any Secured Party has a Lien on or right of setoff against or possession of (i) any Collateral on which no other Secured Party has a Lien, or (ii) any amount, other than identifiable cash proceeds of Collateral, in any deposit account of any Pledgor, subject to the priority and other provisions of this Agreement or (iii) following the filing of a bankruptcy proceeding with respect to any Pledgor, any Collateral on which any of the others has failed to perfect its Lien, then, in such case, the Secured Party which has such Lien, setoff or possession shall use its reasonable best efforts to enforce its rights with respect to such Collateral and to apply the proceeds thereof to its claim, prior to a final application of the proceeds of other Collateral.

     (c) After the payment or other satisfaction in full of the Noteholder Secured Obligations, the LaSalle Secured Obligations and each applicable Existing Mortgage Secured Obligation, the balance of proceeds of Collateral, if any, shall be paid to or at the discretion of the Pledgors or as otherwise required by applicable law.

     Section 2.3. Enforcement Actions. Each Secured Party hereby agrees not to commence Enforcement with respect to (i) the Indenture, the Notes, or Noteholder Collateral Documents, (ii) the Existing Mortgage Documents and (iii) the LaSalle Agreement or the LaSalle Collateral Documents, as applicable, until an Enforcement Notice has been given to and received by the other Secured Parties. Notwithstanding the generality of the foregoing pursuant to this Section 2.3, each Secured Party agrees that during an Enforcement Period:

     (a) The Trustee may, at its option, take any action to accelerate payment of the Noteholder Secured Obligations and to foreclose or realize upon or enforce any of its rights with respect to the Noteholder Collateral without the prior written consent of LaSalle or any Existing Mortgage Lender; provided, however, that the Trustee shall not take any action to foreclose or realize upon or to enforce any of its rights with respect to the LaSalle Collateral or the Existing Mortgage Collateral without the prior written consent of any Secured Party that (i) has a Lien on such Collateral that is prior and superior to the Lien of the Trustee thereon and (ii) with respect to such Lien, Secured Obligations owing to such Secured Party then remain outstanding.

     (b) Each Existing Mortgage Lender may, at its option, take any action to accelerate payment of its respective Existing Mortgage Secured Obligations and to foreclose or realize upon or enforce any of its rights with respect to its portion of the Existing Mortgage Collateral without the prior written consent of the Trustee or LaSalle. Each Existing Mortgage Lender agrees and acknowledges that it shall have rights only with respect to its respective Existing Mortgage Collateral as described herein and shall have no rights or claims with respect to the Noteholder Collateral or the LaSalle Collateral except as provided for in this Agreement.

     (c) LaSalle may, at its option, take any action to accelerate payment of the LaSalle Secured Obligations and to foreclose or realize upon or enforce any of its rights with respect to the LaSalle Collateral, without the prior written consent of the Trustee or any Existing Mortgage Lender; provided, however, that LaSalle shall not take any action to foreclose or realize upon or to enforce any of its rights with respect to the Noteholder Collateral or the Existing Mortgage Collateral without the prior written consent of any Secured Party that (i) has a Lien on such Collateral that is prior and superior to the Lien of LaSalle thereon and (ii) with respect to such Lien, Secured Obligations owing to such Secured Party then remain outstanding.

     (d) If any Secured Party which elects to proceed with Enforcement under the applicable Debt Instrument held by such Secured Party with respect to any Collateral on which such Secured Party has a senior Lien as described in and provided for by Section 2.1(b), then any other Secured Party which has a junior Lien on such Collateral as described in and provided for by Section 2.1(b) may proceed with the Enforcement of such Lien on such Collateral; provided, however, that (i) no Secured Party other than LaSalle shall proceed with Enforcement with respect to the Accounts without the prior written consent of LaSalle until the LaSalle Secured Obligations have been repaid in full and (ii) in the event the Secured Party which holds the senior Lien on such Collateral shall suspend such Enforcement in respect of the Collateral on which it has a senior Lien (as provided in Section 2.1(b)), the other or others thereof shall also suspend Enforcement in respect of such Collateral.

     (e) For up to one-hundred and twenty (120) days following the issuance of an Enforcement Notice, LaSalle may (i) enter upon any or all of the Pledgors' premises, whether leased or owned, without force or process of law and without obligation to pay rents, royalties or compensation to the Trustee, any Existing Mortgage Lender or any Pledgor (except that LaSalle shall pay rents payable to lessors of leased Real Property used or occupied by LaSalle) to remove the LaSalle Collateral and/or (ii) use any of the Collateral (including, without limitation, a royalty-free irrevocable license to use the Intellectual Property Collateral) to the extent necessary to complete the manufacture of the Inventory, collect the Accounts and sell or otherwise dispose of the LaSalle Collateral. During such 120-day period and thereafter, as applicable, if LaSalle has entered upon the Pledgors' premises as provided herein, LaSalle may, in its sole discretion and with reasonable care, complete the manufacture of the Inventory and sell or otherwise dispose of the LaSalle Collateral, and the Trustee and any applicable Existing Mortgage Lender or their designees shall have unrestricted access to the Noteholder Collateral or the Existing Mortgage Collateral, as the case may be, for the purpose of evaluating the Noteholder Collateral or the Existing Mortgage Collateral, as the case may be, and showing it to potential purchasers. If during such 120-day period, or during the next succeeding fifteen (15) days as provided below, the Trustee or such Existing Mortgage Lender shall locate a bona fide purchaser for any parcel of such Real Property and/or all or a substantial part of the remaining Noteholder Collateral or the Existing Mortgage Collateral, as the case may be, at any location, the Trustee or such Existing Mortgage Lender shall send a written notice to LaSalle identifying the purchaser, the proposed sales price and the proposed closing date. Following the expiration of the 120-day period, LaSalle may, at its option, continue to occupy or use the Noteholder Collateral or the Existing Mortgage Collateral, respectively, at any particular location for up to an additional fifteen (15) days; provided, however, that if such continued occupancy or use delays the proposed closing date for such sale, LaSalle shall pay to the Trustee or such Existing Mortgage Lender, as the case may be, as rent, an amount equal to interest on the proposed sales price for the Noteholder Collateral or the Existing Mortgage Collateral, as the case may be, as to which the closing date has been delayed, at a rate equal to 12% per annum (based on a 360 day year of twelve months) for the number of days that the proposed closing date is delayed. The Trustee, any applicable Existing Mortgage Lender and LaSalle shall cooperate in assembling the Pledgors' assets, wherever located. At such time as the LaSalle Secured Obligations and the ARL Refinancing Secured Obligations, if any, shall have been paid or otherwise satisfied in full, each reference in this Section 2.3(e) to LaSalle shall be deemed to be a reference to the Trustee and each Existing Mortgage Lender agrees that in such case the Trustee may exercise the rights afforded to LaSalle as set forth in this Section 2.3(e).

     (f) If any Secured Party has any Lien on any of the Collateral as security for payment of any indebtedness or other obligation of any Pledgor, or of any other party, other than any Secured Obligations, then such Secured Party may not apply the proceeds of any of the Collateral to satisfy such other indebtedness or other obligation until Secured Obligations secured by such Collateral have been paid in full or otherwise satisfied.

     Section 2.4. Accountings. Each Secured Party hereby agrees to render accounts to the others upon request, as necessary or required to give effect to the application of proceeds of Collateral as set forth in Section 2.1(b).

     Section 2.5. Notices of Default. Each Secured Party hereby agrees to use their reasonable best efforts to give to the other or others copies of any notice of the occurrence or existence of an Event of Default sent to any Pledgor simultaneously with the sending of such notice to such Pledgor, but the failure to do so shall not affect the validity of such notice or create a cause of action against the Secured Party failing to give such notice or create any claim or right on behalf of any third party. The sending of such notice shall in no event be deemed to obligate any recipient thereof to cure such Event of Default.

     Section 2.6. Agent for Perfection. Each Secured Party hereby appoints the other Secured Parties as agent for purposes of perfecting their respective Liens on that portion of the Collateral which is of a type such that perfection of a security interest therein may be accomplished only by possession thereof by the secured party. To the extent that any Secured Party obtains possession of any Collateral (including Proceeds thereof) upon which another Secured Party has a senior Lien on under Section 2.1(b), the Secured Party or Secured Parties having possession shall notify the other Secured Party or Secured Parties (in accordance with the provisions of Section 3.1) of such fact and shall deliver such Collateral (including Proceeds thereof) to the Secured Party having the senior Lien on such Collateral under Section 2.1(b) upon request of such Secured Party.

     Section 2.7. Action upon Repayment or Other Satisfaction of any of the Secured Obligations. If any of the Noteholder Secured Obligations, any Existing Mortgage Secured Obligations or the LaSalle Secured Obligations, but not all of the others, is paid in full as a result of an Enforcement hereunder or otherwise, then the Secured Party or Secured Parties whose claim is thus fully paid shall transfer any Collateral (including Proceeds thereof) held by it or them to the other Secured Party or Secured Parties entitled to receive such Collateral (or Proceeds therefrom) in accordance with the Lien priorities as described in and provided for by Section 2.1(b), unless otherwise required to remit the proceeds according to law.

     Section 2.8. Insurance. Notwithstanding anything to the contrary in any Debt Instrument, the Pledgors shall obtain satisfactory lender's loss payable endorsements naming the Secured Parties, as their interests may appear, as loss payees, with respect to policies which insure the Collateral, or with such other designation as the Secured Parties may agree. Each Secured Party shall have the sole and exclusive right, as against the other Secured Parties, to adjust settlement of such insurance policy in the event of any loss to the Collateral upon which such Secured Party has a first priority Lien under Section 2.1(b) and to exercise the rights provided in any Collateral Document to waive or amend insurance requirements or to give consents relating to the application of any proceeds of insurance, including, without limitation, consents relating to restoration of Collateral following a casualty. All proceeds of such policy relating to any item or type of Collateral shall be paid to the Secured Party named in the applicable loss payable endorsement that has the first priority Lien on such Collateral as set forth herein and disbursed in accordance with the applicable provisions of the relevant governing Debt Instruments. So long as no Enforcement Notice is in effect, after payment of such first priority Lien and all expenses of collection, including, without limitation, reasonable attorneys' and paralegals' costs, fees and expenses, the remaining proceeds, if any, shall be applied in the manner specified by the Secured Party holding the Lien immediately junior and subordinate to the Lien so repaid (in order of the priority described in and provided for by Section 2.1(b)) in respect of the Collateral giving rise to such proceeds in accordance with the applicable provisions of the relevant governing Debt Instruments. Proceeds of business interruption insurance shall constitute LaSalle Collateral and be applied in the manner set forth in Section 2.1(b).

     Section 2.9. UCC Notices. In the event that any Secured Party shall be required by the UCC or any other applicable law to give notice to any other Secured Party of any intended disposition of Collateral, such notice shall be given in accordance with Section 3.1 and ten (10) days' notice shall be deemed to be commercially reasonable.

     Section 2.10. Rights of Secured Parties Upon an Event of Default. Each of the Secured Parties shall have the right, but not any obligation, to cure for any Pledgor's account, any Event of Default, but without thereby assuming any other or further obligation, liability or indebtedness to any other person.

     Section 2.11. Permitted ARL Refinancing. If the ARL Refinancing Indebtedness is used to refinance the LaSalle Secured Obligations, then, upon execution and delivery by the ARL Refinancing Lenders of the undertaking attached hereto as Exhibit A, such ARL Refinancing Lenders shall become party hereto and shall be entitled to the same benefits, and shall have the same obligations, hereunder with respect to the Collateral as LaSalle, all references to LaSalle hereunder shall be deemed to be references to the ARL Refinancing Lenders and unless otherwise agreed by the parties hereto (including the ARL Refinancing Lenders), such ARL Refinancing Indebtedness shall be secured by Liens on each category of Collateral with the same priority as the Liens securing the LaSalle Secured Obligations.

     Section 2.12. Roslyn Foreclosure. Pursuant to the Roslyn Documents, Roslyn has the right, in its sole discretion, to foreclose on any and all of the Roslyn Collateral or the Huntington Collateral or any portion thereof upon an Event of Default under the Roslyn Documents. Notwithstanding the foregoing, Roslyn hereby grants the Trustee the right, upon an Event of Default under the Roslyn Documents, to reasonably direct the manner and order of foreclosure upon the Roslyn Collateral and/or the Huntington Collateral, or any portion thereof in accordance with laws and the resulting disposition, sale or transfer of such collateral, if any. Roslyn and the Trustee agree to cooperate in a reasonable and timely manner to carry out the agreements in this Section 2.12.

     Section 2.13. Existing Mortgage Lender Rights. Notwithstanding any provisions in any Noteholder Collateral Document in favor of the Trustee encumbering any of the Existing Mortgage Collateral, (i) the Existing Mortgage Lenders may extend, amend, supplement or replace any of their respective Debt Instruments so long as such extensions, amendments, supplements or replacements are consistent with the provisions of the Indenture and (ii) any assignment of rents constituting a portion of the Existing Mortgage Collateral granted to the Trustee pursuant the Noteholder Collateral Documents shall be subject and subordinate to any rights of the applicable Existing Mortgage Lender with respect to such rents, if any, for so long as any of such Existing Mortgage Lender's Secured Obligations shall be outstanding.

     Section 2.14. Regarding Trustee. In each instance in this Agreement that requires the Trustee to take any action or grant any consent, such action or consent shall be taken or granted, as the case may be, in accordance with the provisions of the Indenture.

                           ARTICLE III. MISCELLANEOUS


     Section 3.1. Notices. All notices hereunder shall be effective upon receipt, and shall be in writing and sent by certified mail, return receipt requested, courier service guaranteeing next day delivery, telegram or telex, to:

               If to the Company or any other Pledgor:

               135 Engineers Road
               Hauppauge, New York
               Attention: Chief Financial Officer


               with a copy to:

               Mandel & Resnik, P.C.
               220 East 42nd Street
               New York, New York 10017
               Attention: Nicholas J. Kaiser, Esq.


               If to the Trustee:

               The Chase Manhattan Bank
               450 West 33rd Street
               15th Floor
               New York, New York 10001
               Attention: Kathleen Perry


               with a copy to:

               Kelley Drye & Warren
               101 Park Avenue
               29th Floor
               New York, New York 10178
               Attention: David Retter, Esq.

               If to LaSalle:

               LaSalle Bank National Association
               135 South LaSalle Street
               Chicago, Illinois  60603
               Attention: Steven Fenton


               with a copy to:

               Goldberg, Kohn, Bell, Black, Rosenbloom & Moritz, Ltd. 55 East Monroe Street
               Suite 3700
               Chicago, Illinois  60603
               Attention: Philip M. Blackman, Esq.


               If to Bank United:

               3200 Southwest Freeway
               Houston, Texas 77027
               Attention: Rick E. McKinnerney, Correspondent Lending


               with a copy to:

               Payne, Wood & Littlejohn
               290 Broad Hollow Road
               Melville, New York 11747
               Attention: Alan C. Polacek, Esq.


               If to Roslyn:

               1400 Old Northern Boulevard
               Roslyn, New York 11576
               Attention: Commercial Real Estate Department


               with a copy to:

               Payne, Wood & Littlejohn
               290 Broad Hollow Road
               Melville, New York 11747
               Attention: Alan C. Polacek, Esq.

Any party hereto may by notice to each other party designate such additional or different addresses as shall be furnished in writing by such party. Any notice or communication to any party hereto shall be deemed to have been given or made as of the date so delivered if personally delivered, and three calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee). A copy of any notice given under this Agreement to any party shall also be given to each other party hereto.

     Section 3.2. Contesting Liens. No Secured Party shall contest the validity, perfection, priority or enforceability of any Lien granted to the other or others and each shall cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such Liens brought by any Pledgor or any third party. Each Secured Party shall also use its reasonable best efforts to notify the other Secured Parties of any change in the location of any of the Collateral or the business operations of any Pledgor or of any change in law which would make it necessary or advisable for any other Secured Party to file additional financing statements in another location as against any Pledgor, but the failure to do so shall not create a cause of action against the Secured Party failing to give such notice or create any claim or right on behalf of any third party.

     Section 3.3. Binding Agreement; Assignment; Obligations Several. This Agreement shall be binding upon the Pledgors, each of the respective successors and assigns, and shall be binding upon and inure to the benefit of each Secured Party and each of their respective successors, transferees and assigns; no other persons (including, without limitation, any other creditor of the Pledgors) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause, any Secured Party may assign or otherwise transfer any indebtedness held by it to any other person, and such other person shall thereupon become vested with all the benefits granted, and be subject to all of the terms, hereof. Neither this Agreement nor any interest herein or in the Collateral, or any part thereof, except as otherwise permitted herein or in the Debt Instruments, may be assigned by the Pledgors; provided, however, that this Agreement may be assigned by a Pledgor to any person that shall become an obligor under the Debt Instruments in compliance therewith if such person executes and delivers an amendment hereto whereby it expressly assumes all obligations of the applicable Pledgor hereunder as if it were an original party hereto. This Agreement shall be deemed to be automatically assigned by any of the Secured Parties to those persons who succeed to any of them in accordance with the provisions of the applicable Debt Instrument. Except as otherwise expressly provided herein, the obligations of each of the parties under this Agreement are several and not joint, it being expressly agreed that no Secured Parties shall be liable for the failure of any other Secured Parties to perform its duties or obligations hereunder. Anything in this Agreement to the contrary notwithstanding, no holder of any ARL Refinancing Indebtedness shall be entitled to any rights or benefits hereunder unless and until (a) such ARL Refinancing Lender shall agree to be bound by all the terms and provisions of this Agreement pursuant to a written undertaking in the form attached as Exhibit A hereto and (b) the Company shall give written consent thereto.

     Section 3.4. No Additional Rights for Pledgors Hereunder. If any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, the Pledgors agree that it shall not raise such violation as a defense to the enforcement by any other Secured Party under any Debt Instrument, nor assert such violation as a counterclaim or basis for setoff or recoupment against any Secured Party.

     Section 3.5. Independent Credit Investigations. No Secured Party or any of their respective directors, officers, agents or employees, shall be responsible to the other or to any other person, firm or corporation, for any such Pledgors' solvency, financial condition or ability to repay any of the Secured Obligations, or for statements of any Pledgor, oral or written, or for the validity, sufficiency or enforceability of any of the Secured Obligations or any Debt Instrument or any Liens granted by any Pledgor in connection therewith. Each Secured Party has entered into its respective financing agreements with the applicable Pledgors based upon its own independent investigation, and makes no warranty or representation to the other Secured Parties nor does it rely upon any representation of any other Secured Party with respect to matters identified or referred to in this Section.

     Section 3.6. Limitation of Liability. Except as provided in this Agreement, none of the Secured Parties shall have any liability to the other or others except for gross negligence or willful misconduct.

     Section 3.7. Amendments to Financing Arrangements or to this Agreement. Each Secured Party shall use its reasonable best efforts to notify the other or others of any amendment or modification to any Debt Instrument but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party. Each Secured Party shall, upon request of the other or others, provide copies of all such modifications or amendments and copies of all other documentation relevant to the Collateral. This Agreement may be amended, changed, waived, discharged or terminated with the written consent of each party hereto (who shall only grant such consent in accordance with the relevant provisions of the appropriate Debt Instrument); provided, however, that no such consent shall be required of any Secured Party to the extent that all Secured Obligations of such Secured Party have been irrevocably and indefeasibly paid in full. Notwithstanding the foregoing, no such amendment (other than to this Agreement) shall be in conflict with the provisions hereof and, upon request by any Secured Party to the others, such other Secured Parties shall enter into such amendments to its subordinate security instruments as shall be necessary to cause such instruments to conform to the provisions of the corresponding senior security instruments affecting the same Collateral.

     Section 3.8. Marshalling of Assets. Each Secured Party hereby waives any and all rights to have the Collateral or any part thereof, marshalled upon any foreclosure of any Liens of the other Secured Parties.

     Section 3.9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES, EXCEPT TO THE EXTENT THAT THE LAWS OF ANY OTHER JURISDICTION MAY BE MANDATORILY APPLICABLE; PROVIDED, HOWEVER, THAT ANY REMEDIES HEREIN PROVIDED WHICH SHALL BE VALID UNDER THE LAWS OF THE JURISDICTION WHERE PROCEEDINGS FOR THE ENFORCEMENT HEREOF SHALL BE TAKEN SHALL NOT BE AFFECTED BY ANY INVALIDITY HEREOF UNDER THE LAWS OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT,

EACH PARTY HERETO ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

     Section 3.10. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

     Section 3.11. Information. Upon the request of any Secured Party, each of the other Secured Parties shall use its reasonable best efforts to provide the others with all reasonable information relating to the transactions contemplated by the Debt Instruments and with any credit or other information with respect to any of the Collateral.

     Section 3.12. Insolvency. This Agreement shall be applicable both before and after the filing of any petition by or against a Pledgor under any Bankruptcy Law and all converted or succeeding cases in respect thereof, and all references herein to a Pledgor shall be deemed to apply to a trustee for such Pledgor and a Pledgor as a debtor-in-possession. The relative rights of the Secured Parties in any Collateral and proceeds of Collateral shall continue after the filing thereof on the same basis as prior to the date of the petition.

     Section 3.13. Inconsistent Provisions. If any provision of this Agreement shall be inconsistent with, or contrary to, any provision in any Debt Instrument, such provision of this Agreement shall be controlling, and shall supersede such inconsistent provision to the extent necessary to give full effect to all provisions contained in this Agreement.

     Section 3.14. Severability. In the event that any provision contained in this Agreement shall for any reason be held to be illegal or invalid under the laws of any jurisdiction, such illegality or invalidity shall in no way impair the effectiveness of any other provision hereof or of such provision under the laws of any other jurisdiction; provided, however, that in the construction and enforcement of such provisions under the laws of the jurisdiction in which such holding of illegality or invalidity exists, and to the extent only of such illegality or invalidity, this Agreement shall be construed and enforced as though such illegal or invalid provision had not been contained herein.

     Section 3.15. Headings. Section headings used herein are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

     Section 3.16. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, and all of which shall together constitute one and the same instrument.

     Section 3.17. Authority. Each of the parties hereto represents and warrants to all other parties hereto that (i) the execution, delivery and performance by or on behalf of such party to this Agreement (A) has been duly authorized by all necessary action, corporate or otherwise, (B) does not violate any provision of law or governmental regulation or any agreement or instrument by which such party is bound and (C) requires no governmental or other consent that has not been obtained and is not in full force and effect and (ii) this Agreement is a valid and binding obligation of such parties, enforceable against each such party in accordance with the terms hereof.

     Section 3.18. Execution by Pledgors.

     (a) By executing this Agreement, the Pledgors agree to be bound by the provisions hereof as they relate to the relative rights of the Secured Parties; provided, however, that solely as between each of the Pledgors, on the one hand, and the Secured Parties, on the other hand, (i) nothing in this Agreement shall amend, modify, change or supersede the terms of any Debt Instrument and (ii) in the event of any conflict or inconsistency between the terms of this Agreement and any Debt Instrument, the terms of such Debt Instruments shall govern the relationship between such Secured Party and Pledgor. Each Pledgor further agrees that except as expressly provided herein (i) the terms of this Agreement shall not give such Pledgor any substantive rights against the Secured Parties and
(ii) if any Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, such Pledgor shall neither raise such violation as a defense to the enforcement by any other Secured Party under any Debt Instrument, nor assert such violation as a counterclaim or basis for setoff or recoupment against any Secured Party.

     (b) The Pledgors agree, pursuant to the terms of the Indenture to facilitate the execution, delivery and recordation, as applicable, of (i) Exhibit B attached hereto, at such time as CRA consents to the encumbrance of the Calexico Parcel Six Collateral and (ii) Exhibit C attached hereto, at such time as any Pledgor shall grant a Lien in favor of any lender on Parcel 5 of the Calexico Property.

     Section 3.19. Covenants to Run with the Real Property. All of the grants, covenants, terms, provisions and conditions in this Agreement shall run with the Real Property and shall apply to, and bind the successor and assigns of each party hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                            THE CHASE MANHATTAN BANK,
                                              as Trustee


                                            By: /s/ Kathleen Perry
                                               ---------------------------------
                                            Name: Kathleen Perry
                                            Title: Vice President


                                            BANK UNITED

                                            By: /s/ Rick D. McKinnerney
                                               ---------------------------------
                                            Name: Rick D. McKinnerny
                                            Title: Vice President


                                            THE ROSLYN SAVINGS BANK


                                            By: /s/ Jeffrey S. Wall
                                               ---------------------------------
                                            Name: Jeffrey S. Wall
                                            Title: Vice President


                                            LASALLE BANK NATIONAL ASSOCIATION,
                                                   as Agent


                                            By: /s/ Christopher Clifford
                                               ---------------------------------
                                            Name: Christopher Clifford
                                            Title: SRVP

                                            AMERICAN TISSUE INC.,
                                                   as Pledgor


                                            By: /s/ Nourollah Elghanayan
                                               ---------------------------------
                                               Nourollah Elghanayan
                                               Chairman of the Board


                                            By: /s/ Mehdi Gabayzadeh
                                               ---------------------------------
                                               Mehdi Gabayzadeh
                                               President



                                            AMERICAN CELLULOSE MILL CORP.,
                                            AMERICAN TISSUE CORPORATION,
                                            AMERICAN TISSUE MILLS OF NEW HAMPSHIRE, INC.,
                                            AMERICAN TISSUE MILLS OF NEW YORK, INC.,
                                            AMERICAN TISSUE MILLS OF OREGON, INC.,
                                            AMERICAN TISSUE MILLS OF WISCONSIN, INC.,
                                            BERLIN MILLS RAILWAY, INC.,
                                            CROWN VANTAGE - NEW HAMPSHIRE ELECTRIC, INC.,
                                            GILPIN REALTY CORP.,
                                            TAGSONS PAPERS, INC.,
                                               each as a Pledgor


                                            By: /s/ Nourollah Elghanayan
                                               ---------------------------------
                                               Nourollah Elghanayan
                                               Chairman of the Board


                                            By: /s/ Mehdi Gabayzadeh
                                               ---------------------------------
                                               Mehdi Gabayzadeh
                                               President

                                            100 REALTY MANAGEMENT LLC,
                                            AMERICAN TISSUE MILLS OF GREENWICH LLC,
                                            AMERICAN TISSUE MILLS OF NEENAH LLC,
                                            CALEXICO TISSUE COMPANY LLC,
                                            CORAM REALTY LLC,
                                            ENGINEERS ROAD, LLC,
                                            GRAND LLC, HYDRO OF AMERICA LLC, LANDFILL OF
                                            AMERICA LLC, MARKWOOD LLC, PAPER OF AMERICA LLC,
                                            PULP & PAPER OF AMERICA LLC, PULP OF AMERICA LLC,
                                            RAILWAY OF AMERICA LLC, SARATOGA REALTY LLC,
                                            UNIQUE FINANCING LLC,
                                               each as a Pledgor


                                            By: /s/ Nourollah Elghanayan
                                               ---------------------------------
                                               Nourollah Elghanayan
                                               Manager


                                            By: /s/ Mehdi Gabayzadeh
                                               ---------------------------------
                                               Mehdi Gabayzadeh
                                               Manager

                                 Acknowledgment

State of New York  )
                   )ss.
County of New York )

On the 9th day of July in the year 1999 before me personally came Kathleen Perry to me known, who, being by me duly sworn, did depose and say that he/she resides in Valley Stream, NY; that he/she is the Vice President of The Chase Manhattan Bank, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the board of directors of said corporation.

                                             /s/ Annabelle DeLuca
                                             -----------------------------------
                                             Notary Public

                                             ANNABELLE DeLUCA
                                             Notary Public, State of New York
                                             No. 01DE5013759
                                             Qualified in Kings County
                                             Certified Field in New York County
                                             Commission Expires July 15, 2001

                                 Acknowledgment

State of Texas  )
                )ss.
County of Harris)

On the 6th day of July in the year 1999 before me personally came Rick D. McKinnerney to me known, who, being by me duly sworn, did depose and say that he/she resides in Houston, Texas; that he/she is the Vice President of Bank United, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the board of directors of said corporation.

                                                         /s/ Ellen Lockhart
                                                         -----------------------
                                                         Notary Public

                                                         "OFFICIAL SEAL"
                                                         ELLEN LOCKHART
                                                         MY COMMISSION EXPIRES
                                                         May 29, 2001

                                 Acknowledgment

State of New York )
                  )ss.
County of Suffolk )

On the 7th day of July, 1999, before me personally came JEFFREY S. WALL to me known, who, being by me duly sworn, did depose and say that he/she resides at 37 Pond Lane, Levittown, New York; that he is a Vice President of THE ROSLYN SAVINGS BANK, the corporation described in and which executed the above instrument; by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                            /s/ Alan C. Polacek
                                            --------------------
                                            Notary Public

                                            ALAN C. POLACEK
                                            Notary Public, State of New York
                                            No. 01PO4721868
                                            Qualified in Suffolk County
                                            Commission Expires Oct. 31, 2000

                                 Acknowledgment

State of IL  )
             )ss.
County of [ILLEGIBLE])

On the 9th day of July in the year 1999 before me personally came Christopher Clifford to me known, who, being by me duly sworn, did depose and say that he/she resides in Chicago IL; that he/she is the SRVP of LaSalle Bank National Association, the corporation described in and which executed the above instrument; and that he/she signed his/her name thereto by authority of the board of directors of said corporation.

                                          /s/ Steven I. Fenton
                                          --------------------
                                          Notary Public

                                          "OFFICIAL SEAL"
                                          STEVEN I. FENTON
                                          NOTARY PUBLIC STATE OF ILLINOIS
                                          My Commission Expires 10/02/2002

                                 Acknowledgment

State of New York )
                  )ss.
County of New York)

On the 9th day of July, 1999, before me personally came Nourollah Elghanyan to me known, who, being duly sworn by me, did depose and say that he resides in 135 Engineers Road, Hauppauge, New York 11788; that he is the Chairman of the Board of each corporation listed on Annex A annexed hereto, each corporation described in and which executed the above instrument; and that he signed his name thereto by authroity of the board of directors of each corporation.

                                            /s/ Kevin William Wells
                                            -----------------------
                                            Notary Public

                                            Kevin William Wells
                                            Notary Public, State of New York
                                            No. 01WE6013947
                                            Qualified in New York County
                                            Commission Expires Sept. 28, 2000




                                 Acknowledgment

State of New York )
                  )ss.
County of New York)

On the 9th day of July, 1999 before me personally came Mehdi Gabayzadeh to me known, who, being duly sworn by me, did depose and say that he resides in 135 Engineers Road, Hauppauge, New York 11788; that he is the President of each corporation listed on Annex A annexed hereto, each corporation described in and which executed the above instrument; and that he signed his name thereto by authroity of the board of directors of each corporation.


                                            /s/ Kevin William Wells
                                            -----------------------
                                            Notary Public

                                            Kevin William Wells
                                            Notary Public, State of New York
                                            No. 01WE6013947
                                            Qualified in New York County
                                            Commission Expires Sept. 28, 2000

                                 Acknowledgment

State of New York )
                  )ss.
County of New York)

On the 9th day of July, 1999, before me personally came Nourollah Elghanyan to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is a Manager of each of the limited liability companies listed on Annex B annexed hereto and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of each such limited liability company.

                                            /s/ Kevin William Wells
                                            -----------------------
                                            Notary Public

                                            Kevin William Wells
                                            Notary Public, State of New York
                                            No. 01WE6013947
                                            Qualified in New York County
                                            Commission Expires Sept. 28, 2000




                                 Acknowledgment

State of New York )
                  )ss.
County of New York)

On the 9th day of July, 1999 before me personally came Mehdi Gabayzadeh to me known to be the individual who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is a Manager of each of the limited liability companies listed on Annex B annexed hereto and that he has authority to sign the same, and acknowledged that he executed the same as the act and deed of each such limited liability company.


                                            /s/ Kevin William Wells
                                            -----------------------
                                            Notary Public

                                            Kevin William Wells
                                            Notary Public, State of New York
                                            No. 01WE6013947
                                            Qualified in New York County
                                            Commission Expires Sept. 28, 2000

                                      Annex A


- --------------------------------------------------------------------------------
Entity                                                   State Formation
- ------                                                   ---------------

- --------------------------------------------------------------------------------
American Tissue Inc.                                     Delaware
- --------------------------------------------------------------------------------
American Tissue Corporation                              New York
- --------------------------------------------------------------------------------
American Cellulose Mill Corp.                            New York
- --------------------------------------------------------------------------------
American Tissue Mills of New Hampshire, Inc.             New York
- --------------------------------------------------------------------------------
American Tissue Mills of New York, Inc.                  New York
- --------------------------------------------------------------------------------
American Tissue Mills of Oregon, Inc.                    New York
- --------------------------------------------------------------------------------
American Tissue Mills of Wisconsin, Inc.                 New York
- --------------------------------------------------------------------------------
Berlin Mills Railway, Inc.                               New Hampshire
- --------------------------------------------------------------------------------
Crown Vantage - New Hampshire Electric, Inc.             New Hampshire
- --------------------------------------------------------------------------------
Gilpin Realty Corp.                                      New York
- --------------------------------------------------------------------------------
Tagsons Papers, Inc.                                     New York
- --------------------------------------------------------------------------------


                                    Annex B


- --------------------------------------------------------------------------------
Entity                                                   State Formation
- ------                                                   ---------------

- --------------------------------------------------------------------------------
100 Realty Management LLC                                New York
- --------------------------------------------------------------------------------
American Tissue Mills of Greenwich LLC                   New York
- --------------------------------------------------------------------------------
American Tissue Mills of Neenah LLC                      New York
- --------------------------------------------------------------------------------
Calexico Tissue Company LLC                              New York
- --------------------------------------------------------------------------------
Coram Realty LLC                                         New York
- --------------------------------------------------------------------------------
Engineers Road, LLC                                      New York
- --------------------------------------------------------------------------------
Grand LLC                                                New York
- --------------------------------------------------------------------------------
Hydro of America LLC                                     Delaware
- --------------------------------------------------------------------------------
Landfill of America LLC                                  Delaware
- --------------------------------------------------------------------------------
Markwood LLC                                             New York
- --------------------------------------------------------------------------------
Paper of America LLC                                     Delaware
- --------------------------------------------------------------------------------
Pulp & Paper of America LLC                              New York
- --------------------------------------------------------------------------------
Pulp of America LLC                                      Delaware
- --------------------------------------------------------------------------------
Railway of America LLC                                   Delaware
- --------------------------------------------------------------------------------
Saratoga Realty LLC                                      New York
- --------------------------------------------------------------------------------
Unique Financing LLC                                     New York
- --------------------------------------------------------------------------------